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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): FEBRUARY 3, 2004



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)



         TEXAS                       000-24677                  76-0306721
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)


      5151 SAN FELIPE, 25TH FLOOR
            HOUSTON, TEXAS                                        77056
(Address of Principal Executive Offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000

               THIS DOCUMENT INCLUDES "FORWARD-LOOKING" STATEMENTS
                    WITHIN THE MEANING OF SECTION 27A OF THE
                  SECURITIES ACT OF 1933 AND SECTION 21E OF THE
            SECURITIES EXCHANGE ACT OF 1934. OTHER THAN STATEMENTS OF
      HISTORICAL FACT, ALL STATEMENTS REGARDING INDUSTRY PROSPECTS AND THE
         COMPANY'S EXPECTATIONS REGARDING THE FUTURE PERFORMANCE OF ITS
       BUSINESS AND ITS FINANCIAL POSITION ARE FORWARD LOOKING STATEMENTS.
         THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS RISKS
                               AND UNCERTAINTIES.


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ITEM 7.  EXHIBITS.

         (c)      Exhibits.

         99.1     Press Release dated February 3, 2004.


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         (This information is furnished pursuant to Item 12 - Results of Operations and Financial Condition under Item 9 of Form 8-K as directed in accordance with interim guidance provided by the Securities and Exchange Commission.)

         On February 3, 2004, BindView Development Corporation ("BindView") issued a press release announcing, among other things, financial results for the quarter ended December 31, 2003 and for the full year 2003. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit.

         The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of BindView's filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BINDVIEW DEVELOPMENT CORPORATION



Dated:  February 3, 2004                By:  /s/ EDWARD L. PIERCE
                                             ----------------------------------
                                                     Edward L. Pierce,
                                                  Executive Vice President
                                                 and Chief Financial Officer

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                                INDEX TO EXHIBITS



Exhibit                              Description
-------                              -----------

 99.1                      Press Release dated February 3, 2004.